ONE GAS, INC. AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN 1. Establishment and Purpose The Board of Directors of the Company previously adopted this Plan for the purpose of providing eligible employees the opportunity to purchase Common Stock at a discount on terms prescribed by Section 423 of the Code. The Plan was previously amended and restated effective January 1, 2020 and subsequently again July 1, 2021. The Plan is hereby amended and restated effective September 1, 2023. 2. Definitions The following terms, when used in the Plan, shall have the following meanings: (a) Base Compensation means, with respect to any offering period: (i) in the case of an employee normally paid an hourly rate, the employee’s hourly rate at the inception of the offering period multiplied by 2,080, (ii) in the case of an employee normally paid at a weekly rate, the employee’s weekly rate at the inception of the offering period multiplied by 52, (iii) in the case of an employee normally paid at a bi-weekly rate, the employee’s bi-weekly rate at the inception of the offering period multiplied by 26, (iv) in the case of an employee normally paid at a monthly rate, the employee’s monthly rate at the inception of the offering period multiplied by 12; and (v) in the case of an employee normally paid at an annual rate, the employee’s annual rate at the inception of the offering period. Base compensation shall be determined by reference to the applicable rate before any deductions pursuant to a salary reduction agreement under any plan qualified under Section 401(k) of the Code or any cafeteria plan under Code Section 125 and shall exclude any bonuses, commissions, overtime pay, fringe benefits, stock options and other special compensation payable to an employee. (b) Board or Board of Directors means the Board of Directors of the Company, as constituted from time to time. (c) Code means the Internal Revenue Code of 1986, as amended from time to time. References to the Code or to a particular section of the Code shall include references to any related Treasury Regulations and rulings and to successor provisions. (d) Committee means the committee appointed by the Board of Directors to administer the Plan pursuant to the provisions of Section 3(a) below. (e) Common Stock means common stock, par value $0.01, of the Company. (f) Company means ONE Gas, Inc., an Oklahoma corporation, its successors and assigns. Exhibit 10.29

2 (g) Exchange Act means the Securities Exchange Act of 1934, as amended from time to time. (h) Fair Market Value on a particular date means the average of the high and low sale prices of the Common Stock in consolidated trading on the date in question as reported by The Wall Street Journal or another reputable source designated by the Committee; provided that if there were no sales on such date reported as provided above, the respective prices on the most recent prior day for which a sale was so reported. If the foregoing method of determining fair market value should be inconsistent with Section 423 of the Code, “Fair Market Value” shall be determined by the Committee in a manner consistent with such section of the Code and shall mean the value as so determined. (i) General Counsel means the General Counsel of the Company serving from time to time. (j) Plan means this ONE Gas, Inc. Employee Stock Purchase Plan set forth in these pages, as amended from time to time. (k) SEC Rule 16b-3 means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as such rule or any successor rule may be in effect from time to time. (l) Section 16 Person means a person subject to Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company. (m) Subsidiary means a subsidiary as defined in Section 424(f) of the Code, including a corporation which becomes such a subsidiary in the future. 3. Administration (a) The Plan shall be administered by a committee of the Board consisting of two or more directors appointed from time to time by the Board. No person shall be appointed to or shall serve as a member of such committee unless at the time of such appointment and service he or she shall be a Non-Employee Director, as defined in SEC Rule 16b- 3. The Committee may delegate discretionary authority for day-to-day administration of the Plan to other entities or persons, including the Company and its employees, pursuant to a duly adopted resolution or a memorandum of action signed by all members of the Committee or approved via electronic transmission. All actions taken by any such delegate shall have the same legal effect and shall be entitled to the same deference as if taken by the Committee itself. (b) Subject to the provisions of the Plan, the powers of the Committee shall include having the authority, in its discretion, to: (i) define, prescribe, amend and rescind rules, regulations, procedures, terms and conditions relating to the Plan; Exhibit 10.29

3 (ii) make all other determinations necessary or advisable for the administration of the Plan, including but not limited to interpreting the Plan, correcting defects, reconciling inconsistencies, and resolving ambiguities; and (iii) approve any transaction involving a grant, award or other transaction from the Company to a Section 16 Person (other than a Discretionary Transaction, as defined in SEC Rule 16b-3), so as to exempt such transaction under SEC Rule 16b-3; provided, that any transaction under the Plan involving a Section 16 Person also may be approved by the Board of Directors, or may be approved or ratified by the stockholders of the Company, in the manner that exempts such transaction under SEC Rule 16b-3. (c) The interpretation by the Committee of the terms and provisions of the Plan, and its administration of the Plan, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, all participants and employees, and upon their respective successors and assigns, and upon all other persons claiming under or through any of them. (d) Members of the Board and members of the Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties. 4. Stock Subject to the Plan (a) Subject to paragraph (c) below, the aggregate number of shares of Common Stock which may be sold under the Plan is 1,250,000. (b) If the number of shares of Common Stock that participating employees become entitled to purchase is greater than the number of shares of Common Stock that are offered in a particular offering or that remain available under the Plan, the available shares of Common Stock shall be allocated by the Committee among such participating employees in such manner as it deems fair and equitable. (c) In the event of any change in the Common Stock, through recapitalization, merger, consolidation, stock dividend or split, combination or exchange of shares, spinoff or otherwise, the Committee may make such equitable adjustments in the Plan and the then outstanding offerings as it deems necessary and appropriate including, but not limited to, changing the number of shares of Common Stock reserved under the Plan, and the price of the current offering; provided that any such adjustments shall be consistent with Sections 423 and 424 of the Code. (d) Shares of Common Stock which are to be delivered under the Plan may be obtained by the Company from its treasury, by purchases on the open market or from private sources, or by issuing authorized but unissued shares of its Common Stock. Shares of authorized but unissued Common Stock may not be delivered under the Plan if the purchase price thereof is less than the par value (if any) of the Common Stock at the time. The Committee may (but need not) provide at any time or from time to time (including without limitation upon or in contemplation of a change in control) for a Exhibit 10.29

4 number of shares of Common Stock equal in number to the number of shares then subject to options under this Plan, or expected to be subject to options under this Plan in the then pending offering(s), to be issued or transferred to, or acquired by, a trust (including but not limited to a grantor trust) for the purpose of satisfying the Company’s obligations under such options, and, unless prohibited by applicable law, such shares held in trust shall be considered authorized and issued shares with full dividend and voting rights, notwithstanding that the options to which such shares relate might not be exercisable at the time. No fractional shares of Common Stock shall be issued for delivery under the Plan. 5. Eligibility All employees of the Company and any Subsidiaries designated by the Committee from time to time will be eligible to participate in the Plan, in accordance with and subject to such rules and regulations as the Committee may prescribe; provided, however, that (a) such rules shall neither permit nor deny participation in the Plan contrary to the requirements of the Code (including but not limited to Section 423(b)(4)), (b) no employee shall be eligible to participate in the Plan if his or her customary employment is 20 hours or less per week or for not more than 5 months in any calendar year, unless the Committee determines otherwise on a uniform and non-discriminatory basis, (c) no employee may be granted an option under the Plan if such employee, immediately after the option is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of his or her employer corporation or any parent or Subsidiary corporation (within the meaning of Section 423(b)(3) of the Code), and (d) all participating employees shall have the same rights and privileges except as otherwise permitted by Section 423(b)(5) of the Code. For purposes of the preceding sentence, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and stock which the employee may purchase under outstanding options (whether or not such options qualify for the special tax treatment afforded by Code Section 421(a)) shall be treated as stock owned by the employee. 6. Offerings; Participation. The Company may make offerings of up to 27 months’ duration each, to eligible employees to purchase Common Stock under the Plan, until all shares authorized to be delivered under the Plan have been exhausted or until the Plan is sooner terminated by the Board. Subject to the preceding sentence, the duration and commencement date of any offerings shall be determined by the Committee in its sole discretion; provided that, unless the Committee determines otherwise, a new offering shall commence on the first day of the Company’s first payroll period coinciding with or next following each January 1 and July 1 and shall extend through and include the payroll period immediately preceding the payroll period in which the next offering commences. Subject to such rules, procedures and forms as the Committee may prescribe, an eligible employee may participate in an offering at such time(s) as the Committee may permit by authorizing a payroll deduction for such purpose of at least 1 percent and up to a maximum of 10 percent of his or her Base Compensation earned during each payroll period in the offering period. An eligible employee may not make any separate contributions or payments to the Plan. Payroll deduction elections must be made during a Committee designated enrollment period before the start of the offering period. Eligible employees must make an affirmative payroll deduction election with respect to an offering period commencing on or after July 1, 2021, to participate in the Plan on or after July Exhibit 10.29

5 1, 2021. An eligible employee's payroll deduction election will remain in effect for successive offering periods unless the eligible employee (a) modifies their election by submitting a new election during a designated enrollment period, (b) withdraws from participation in the Plan in accordance with Section 7, or (c) has a termination of employment or otherwise becomes ineligible to participate in the Plan. The Committee may at any time suspend or accelerate the completion of an offering if required by law or deemed by the Committee to be in the best interests of the Company, including in the event of a change in ownership or control of the Company or any Subsidiary. The Company’s obligation to sell and deliver Common Stock under this Plan shall be subject to the approval of any governmental authority whose approval the General Counsel determines is necessary or advisable to obtain in connection with the authorization, issuance, or sale of such Common Stock. 7. Payroll Deductions (a) The Company will maintain payroll deduction accounts on its books for all participating employees. All employee contributions shall be credited to such accounts. Employee contributions credited to the payroll deduction accounts of participating employees need not be segregated from other corporate funds and may be used for any corporate purpose. (b) At such times as the Committee may permit and subject to such rules, procedures and forms as the Committee may prescribe, an employee may withdraw from participation in a particular offering period and the balance of his or her payroll deduction account for that offering period shall be refunded to the participant. Any such withdrawal shall be irrevocable with respect to such offering period. If a participant elects to withdrawal from a particular offering period, the participant may elect, in accordance with the terms of the Plan, to participate in any subsequent offering period for which the participant is eligible. (c) Any payroll deductions not applied to the purchase of shares of Common Stock by reason of the limitations in the Plan on the maximum number of shares that may be purchased shall be promptly refunded. To the extent permitted by the Committee’s rules and procedures, a participant may purchase fractional shares of Common Stock under the Plan during an offering period. To the extent applicable, in accordance with rules and procedures as the Committee may prescribe, any balance in an employee’s payroll deduction account at the end of an offering period not applied to the purchase of shares of Common Stock, will be carried forward into the employee’s payroll deduction account for the following offering period either in the form of partial shares of Common Stock or cash. In no event will the balance carried forward be equal to or greater than the purchase price of one share of Common Stock as determined under Section 8(c) below. Upon termination of the Plan, all amounts in the accounts of participating employees shall be carried forward into their payroll deduction accounts under a successor plan, if any, or refunded to them, as the Committee may decide. (d) Unless otherwise determined by the Committee, in the event a participating employee terminates employment for any reason or otherwise ceases to be eligible to participate in the Plan, his or her participation in any offering under the Plan shall cease, no Exhibit 10.29

6 further amounts shall be deducted pursuant to the Plan and the balance in the employee’s payroll deduction account shall be paid to the employee, or, in the event of the employee’s death, to the employee’s beneficiary under the Company’s basic group life insurance program. (e) No interest shall accrue on an employee’s payroll deductions unless otherwise required by applicable law. In addition, no interest shall be paid on any monies distributed under this Plan. 8. Purchase; Limitations (a) Within the limitations of Section 8(d) below, each employee participating in any offering under the Plan will be granted an option, upon the effective date of such offering, for as many shares, or if required by the Committee, full shares, of Common Stock as the amount of his or her payroll deduction account (including any contributions made by means other than payroll deductions in a prior offering period that remain in cash, if any, in the employee’s payroll deduction account pursuant to Section 7(c) above) at the end of the offering can purchase. (b) As of the last day of the offering period, the payroll deduction account of each participating employee shall be totaled. Subject to the provisions of Section 7(b) above and 8(d) below, the employee shall be deemed to have exercised an option to purchase the largest number of shares, or if required by the Committee, full shares of Common Stock at the price determined under Section 8(c) below that his or her payroll deduction account will permit; such employee’s account will be charged for the amount of the purchase and for all purposes under the Plan the employee will be deemed to have acquired the shares on that date; and either a stock certificate representing such shares will be issued to him or her, or the Company’s registrar will make an entry on its books and records evidencing that such shares have been duly issued or transferred as of that date, as the Committee may direct. (c) Unless the Committee determines before the effective date of an offering that a higher price that complies with Section 423 of the Code shall apply, the purchase price of the shares of Common Stock which are to be sold under the offering shall be the lesser of (i) an amount equal to 85 percent of the Fair Market Value of the Common Stock at the time such option is granted, or (ii) an amount equal to 85 percent of the Fair Market Value of the Common Stock at the time such option is exercised. (d) In addition to any other limitations set forth in the Plan, (i) no employee may purchase in any offering period more than the number of shares of Common Stock determined by dividing the employee’s annual Base Compensation as of the first day of the offering period, or $25,000, whichever is less, by the Fair Market Value of a share of Common Stock at such day, and (ii) no employee may be granted an option under the Plan which permits his or her rights to purchase stock under the Plan, and any other stock purchase plan of his or her employer corporation and its parent and subsidiary corporations that is qualified under Section 423 of the Code, to accrue at a rate which exceeds $25,000 of the Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which the option is Exhibit 10.29

7 outstanding at any time. The Committee may further limit the amount of Common Stock which may be purchased by any employee during an offering period in accordance with Section 423(b)(5) of the Code. 9. Holding Period and Transfer Restrictions (a) No option, right or benefit under the Plan (including any derivative security within the meaning of paragraph (a)(2) of SEC Rule 16b-3) may be transferred by a participating employee, whether by will, the laws of descent and distribution, or otherwise, and all options, rights and benefits under the Plan may be exercised during the participating employee’s lifetime only by such employee. (b) Shares of Common Stock acquired under the Plan from an offering period commencing on or after July 1, 2021 may not be sold, assigned, pledged or otherwise transferred (except in the event of a participant’s death) until the six (6) month anniversary of the date the shares were acquired by the participant. (c) The Company (or its delegate) will select the stock brokerage(s) or other financial services firm(s) (the “Designated Broker”) who will establish an account on behalf of each participant to hold shares of Common Stock acquired under the Plan. Shares of Common Stock acquired under the Plan from an offering period commencing on or after July 1, 2021 must remain in the participant’s account with the Designated Broker for a period of eighteen (18) months after the date the shares were acquired by the participant unless the shares are disposed of by the participant in a manner that complies with Section 9(b) above or due to the participant’s death. (d) The Committee will establish procedures and restrictions necessary to ensure compliance with the holding period and broker transfer restrictions. 10. Duration of Plan The Plan shall remain in effect until all shares authorized to be issued or transferred hereunder have been exhausted or until the Plan is sooner terminated by the Board of Directors, and may continue in effect thereafter with respect to any options outstanding at the time of such termination if the Board of Directors so provides. 11. Amendment and Termination of the Plan The Plan may be amended by the Board of Directors, without shareholder approval, at any time and in any respect, unless shareholder approval of the amendment in question is required under Oklahoma law, the Code (including without limitation Code Section 423 and Treasury Regulation Section 1.423-2(c)(4) thereunder), any exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends Section 16 Persons to qualify, any national securities exchange or system on which the Common Stock is then listed or reported, by any regulatory body having jurisdiction with respect to the Plan, or under any other applicable laws, rules or regulations. The Plan provisions that determine the amount, price and timing of option grants to Section 16 Persons may not be amended more than once every six months, other than to comport with changes in the Code, or the rules thereunder, unless the General Counsel determines that such restriction on amendments is not necessary to secure or Exhibit 10.29

8 maintain any exemption from Section 16 of the Exchange Act for which the Company intends Section 16 Persons to qualify. The Plan may also be terminated at any time by the Board of Directors. 12. General Provisions (a) Nothing contained in this Plan shall be deemed to confer upon any person any right to continue as an employee of or to be associated in any other way with the Company for any period of time or at any particular rate of compensation. (b) At the time an option is exercised, or at the time some or all of the Common Stock that is issued under the Plan is disposed of, the Company may withhold from any amount payable to an eligible employee, or require such employee to remit to the Company (or make other arrangements satisfactory to the Company, in its discretion, regarding payment to the Company of), any amount necessary for the Company to satisfy any federal, state or local taxes required by law to be withheld. Whenever payments are to be made in cash under the Plan, such payments shall be made net of an amount sufficient to satisfy any federal, state, local tax or withholding obligations with respect to such payments. (c) No person shall have any rights as a stockholder of the Company with respect to any shares optioned under the Plan until such shares are issued or transferred to him or her. (d) The Committee’s rules and procedures may permit or restrict participants from selling, assigning, transferring, or pledging any fractional shares of Common Stock that participants acquire under the Plan. (e) All expenses of adopting and administering the Plan shall be borne by the Company, and none of such expenses shall be charged to any participant. (f) The laws of the State of Oklahoma shall govern all matters relating to the Plan except to the extent such law is superseded by the laws of the United States. (g) The Plan and each offering under the Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code. Transactions under the Plan by or with respect to Section 16 Persons are also intended to qualify for exemption under SEC Rule 16b-3, unless the Committee specifically determines otherwise. Every provision of the Plan shall be administered, interpreted and construed to carry out those intentions, and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded. Any provision required for compliance with Section 423 of the Code that is omitted from this Plan shall be incorporated herein by reference and shall apply retroactively, if necessary, and be deemed a part of this Plan to the same extent as though expressly set forth herein. Exhibit 10.29